UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                              _______________

                                  FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                       March 15, 2005 (March 15, 2005)
                              _______________

                      DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

         Florida                        0-8527               59-1757642
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
   (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (410) 694-0500

                               Not Applicable
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

     On March 15, 2005, Dialysis Corporation of America ("DCA") announced that it had agreed to terms with respect to the acquisition of Medicore, Inc. ("Medicore"), its parent company which owns approximately 57% of DCA's common stock, $.01 par value (the "Common Stock") in a stock for stock merger transaction. A copy of the joint press release issued by DCA and Medicore on March 15, 2005 relating to the merger transaction is filed as Exhibit 99(i) to this Current Report on Form 8-K, and is incorporated in this Current Report by reference. The essential terms of the transaction include the merger of Medicore into DCA, solely for stock consideration of .68 shares of DCA common stock for each share of Medicore common stock. The Term Sheet, which reflects the Medicore assets to be acquired by DCA in connection with the merger, is attached as Exhibit 99(ii). In addition to obtaining stockholder approval for each company, the merger transaction is subject to obtaining satisfactory tax and fairness opinions. The board of directors of each company approved the terms of the merger transaction on March 14, 2005, and will be recommending the transaction to their respective stockholders.

     Medicore has been the parent company of DCA since DCA's inception in 1976. Other relationships between the two affiliated companies include, among others, certain common officers and directors. Thomas K. Langbein is Chairman of the Board of both companies and President and CEO of Medicore. Daniel R. Ouzts is Vice President of Finance and Principal Financial Officer of Medicore and a Vice President of DCA. Mr. Ouzts held the position of Vice President of Finance and Principal Financial Officer of DCA until August, 2004, when DCA retained another individual for those positions. Peter D. Fischbein is an attorney and serves on the board of both companies. Lawrence
E. Jaffe is a director of Medicore and corporate Secretary to both Medicore and DCA. Mr. Jaffe is a member of Jaffe & Falk, LLC, which law firm serves as corporate and securities counsel to both companies. Each of the above parties holds a securities ownership position in both companies. Reference is made to Medicore's proxy statement and DCA's information statement each dated April 27, 2004, with respect to the directors' and executive officers' beneficial ownership of the company's securities, which will be updated in forthcoming filings to be made by each company relating to this merger transaction and included in their respective annual reports on Form 10-K for the year ended December 31, 2004.

     Certain executive and accounting personnel and administrative facilities of Medicore and DCA are common. The costs of executive and accounting salaries and other shared corporate overhead for the companies are charged on the basis of time spent. There is no intercompany profit involved, since the shared expenses are allocated on a cost basis. The amount of expenses which Medicore charged DCA for fiscal 2004 was approximately $200,000.

     In March, 2004, Medicore provided DCA with up to $1,500,000 in financing, which increased to $2,000,000 in June, 2004, and to $5,000,000 in February, 2005, pursuant to an unsecured demand promissory note at an annual interest rate of prime plus 1.25%. The credit facility is for equipment financing, working capital and general corporate purposes. As of March 15, 2005, there was $2,435,000 outstanding principal under this financing arrangement.

     Certain of the bases for the merger are to simplify the corporate structure, enable the ownership of the control interest of DCA to be with the public rather than one party, and provide the Medicore assets for DCA to continue to build its dialysis business, and create the opportunity to expand the medical supply operations.

     DCA intends to file a registration statement on Form S-4 with the SEC containing a proxy statement/prospectus as well as an information statement from DCA in connection with the merger transaction involving Medicore and DCA. Security holders are urged to read this filing when it becomes available since it will contain important information about the merger, the companies, their management, risk factors and stockholder rights and voting procedures. When these documents are available, stockholders may obtain free copies and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, security holders and others may obtain free copies of the documents filed with the SEC by DCA by contacting Lawrence E. Jaffe, Esq., Secretary for DCA, at (201) 288-8282.

     Medicore and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Medicore stockholders (DCA files an information statement and will not be soliciting proxies) in connection with the merger transaction. Information regarding the special interests of the directors and executive officers in the merger transaction will be disclosed in the proxy statement/prospectus of DCA and Medicore. Additional information regarding the directors and executive officers of DCA and Medicore are also included in their respective information and proxy statements for the 2004 Annual Meeting of Stockholders, each of which was filed with the SEC on April 27, 2004. These documents are available free of charge at the SEC's website at www.sec.gov, and from Lawrence E. Jaffe, Secretary of each company as described above.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

         (99) Additional exhibits

              (i) Joint Press Release of Dialysis Corporation of America and Medicore, Inc. dated March 15, 2005.
              (ii) Term Sheet describing combination of Medicore, Inc. with
                   Dialysis Corporation of America.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By --------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                          Officer

Dated:  March 15, 2005

                                 EXHIBIT INDEX

 Exhibit
 Number

  (99)      Additional Exhibits

            (i) Joint Press Release of Dialysis Corporation of America and Medicore, Inc. dated March 15, 2005.
            (ii) Term Sheet describing combination of Medicore, Inc. with
                 Dialysis Corporation of America.